                                                                   EXHIBIT 25(b)

================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
            CORPORATION DESIGNATED TO ACT AS PURCHASE CONTRACT AGENT

                      CHECK IF AN APPLICATION TO DETERMINE

              ELIGIBILITY OF A PURCHASE CONTRACT AGENT PURSUANT TO
                             SECTION 305(b)(2) [__]


                              THE BANK OF NEW YORK
       (Exact name of purchase contract agent as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)


                                FirstEnergy Corp.
               (Exact name of obligor as specified in its charter)


Ohio                                               34-1843785
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

76 South Main Street
Akron, Ohio                                        44308-1890
(Address of principal executive offices)           (Zip code)

                                  _____________

            Share Purchase Contracts and related Share Purchase Units
                       (Title of the indenture securities)

================================================================================

1. General information. Furnish the following information as to the Purchase Contract Agent:

     (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
         Name                                        Address
--------------------------------------------------------------------------------
     Superintendent of Banks of the State of                 2 Rector Street, New York,
     New York                                                N.Y.  10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York                        33 Liberty Plaza, New York,
                                                             N.Y.  10045

     Federal Deposit Insurance Corporation                   550 17th Street, N.W.
                                                             Washington, D.C.  20429

     New York Clearing House Association                     New York, New York  10005

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the purchase contract agent, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Purchase Contract Agent. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Purchase Contract Agent required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Purchase Contract Agent published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Purchase Contract Agent, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of August, 2003.

                                               THE BANK OF NEW YORK

                                               By:     /s/  VAN K. BROWN
                                                   -----------------------------
                                                   Name:  VAN K. BROWN
                                                   Title: VICE PRESIDENT

                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
                                                                                                In Thousands
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin............................                 $ 4,257,731
  Interest-bearing balances.....................................................                   6,048,782
Securities:
  Held-to-maturity securities...................................................                     373,479
  Available-for-sale securities.................................................                  18,918,169
Federal funds sold in domestic offices..........................................                   6,689,000
Securities purchased under agreements to
  resell........................................................................                   5,293,789
Loans and lease financing receivables:
  Loans and leases held for sale................................................                     616,186
  Loans and leases, net of unearned
    income......................................................................                  38,342,282
  LESS: Allowance for loan and
    lease losses................................................................                     819,982
  Loans and leases, net of unearned
    income and allowance........................................................                  37,522,300
Trading Assets.........................................                                            5,741,493
Premises and fixed assets (including capitalized leases)........................                     958,273
Other real estate owned.........................................................                         441
Investments in unconsolidated subsidiaries and
  associated companies..........................................................                     257,626
Customers' liability to this bank on acceptances outstanding....................                     159,995
Intangible assets...............................................................
  Goodwill......................................................................                   2,554,921
  Other intangible assets.......................................................                     805,938
Other assets....................................................................                   6,285,971
                                                                                                 -----------
Total assets....................................................................                 $96,483,434
                                                                                                 ===========
LIABILITIES
Deposits:
  In domestic offices...........................................................                 $37,264,787
  Noninterest-bearing...........................................................                  15,357,289
  Interest-bearing..............................................................                  21,907,498
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs......................................................                  28,018,241
  Noninterest-bearing...........................................................                   1,026,601
  Interest-bearing..............................................................                  26,991,640
Federal funds purchased in domestic
 offices........................................................................                     739,736
Securities sold under agreements to repurchase..................................                     465,594
Trading liabilities.............................................................                   2,456,565
Other borrowed money:
  (includes mortgage indebtedness and obligations
  under capitalized leases).....................................................                   8,994,708
Bank's liability on acceptances executed and outstanding........................                     163,277
Subordinated notes and debentures...............................................                   2,400,000
Other liabilities...............................................................                   7,446,726
                                                                                                 -----------
Total liabilities...............................................................                 $87,949,634
                                                                                                 ===========
Minority interest in consolidated
  subsidiaries..................................................................                     519,472

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.............................................                         0
Common stock...........................................                 1,135,284
Surplus................................................                 2,056,273
Retained earnings......................................                 4,694,161
Accumulated other comprehensive income.................                   128,610
Other equity capital components........................                         0
---------------------------------------------------------------------------------
Total equity capital...................................                 8,014,328
                                                                      -----------
Total liabilities minority interest and equity capital.               $96,483,434
                                                                      ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi              ]
Gerald L. Hassell            ]
Alan R. Griffith             ]                             Directors